UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 6, 2025

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on November 7, 2025, for the event dated November 6, 2025, to include the pro forma financial information required by Item 9.01 (b) of Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information for the Company as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d)    Exhibits

Exhibit Number         Description

99.1    Unaudited Pro Forma Financial Information of Braemar Hotels & Resorts Inc.
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: November 12, 2025	By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer